Sale of Certain Smart Auto Business	12 Months Ended
Dec. 31, 2023
Sale of Certain Smart Auto Business
Sale of Certain Smart Auto Business

5. Sale of certain smart auto business

On August 27, 2023, the Group entered into a share purchase agreement (“SPA”) with XPeng Inc. (“XPeng”) to sell 100% of issued share capital of Xiaoju Smart Auto Co. Limited and its subsidiaries, in consideration of class A ordinary shares issued by XPeng. Xiaoju Smart Auto Co. Limited was the Group’s wholly owned subsidiary and was engaged in certain smart auto business.

The total consideration includes a) 58,164,217 XPeng Class A ordinary shares shall be issued on the date of the Initial Closing; b) 4,636,447 XPeng Class A ordinary shares shall be issued on the date of the start of production milestone is achieved; c) additional XPeng Class A ordinary shares up to 14,054,605 shall be issued on the applicable date, if the first earn-out period milestone is achieved; and d) additional XPeng Class A ordinary shares up to 14,276,521 shall be issued on the applicable date if the second earn-out period milestone is achieved.

On November 13, 2023 (the “Initial Closing”), the Group completed the sale and received 58,164,217 XPeng Class A ordinary shares. As a result, the Group’s 100% equity interest of Xiaoju Smart Auto Co. Limited was transferred to XPeng.

Upon the completion of the Initial Closing, the Group measured the total consideration, including the contingent considerations, at fair value. The fair value of the total consideration upon the Initial Closing was RMB3,540,849, and was determined by the Group with the assistance of a third-party appraiser. The fair value of the contingent considerations was determined using a scenario-based model. Subsequently, the Group measured the contingent considerations at fair value at each reporting period. Refer to Note 27 - Fair value measurement for the valuation approach and key inputs for the determination of the fair value of the contingent considerations.

The Group also simultaneously entered into a strategic cooperation agreement with XPeng pursuant to which the Group provides technology and marketing services to XPeng, within a pre-defined period. These services are considered separate performance obligations in this arrangement. A portion of the total consideration was deferred as contract liabilities at Initial Closing for the future obligation of providing technology and marketing services to XPeng. The fair value of the contract liabilities was determined by the Group with the assistance of a third-party appraiser, using income approach (Level 3).

The sale of certain smart auto business did not represent a strategic shift that would have had a major effect on the Group’s operations and financial results, and therefore does not qualify for reporting as a discontinued operation.

Upon the completion of the Initial Closing, a gain of RMB2,078,178 on the sale of certain smart auto business was recorded in investment income (loss), net in the consolidated statement of comprehensive income (loss) for the year ended December 31, 2023, measured as the difference between the fair value of the total consideration excluding the contract liabilities recognized for providing technology and marketing services to XPeng in the amount of RMB3,140,036 and the carrying value of the net assets of certain smart auto business in the total amount of RMB1,061,858 as of November 13, 2023.